UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 28, 2012

Date of report (Date of earliest event reported)

Wireless Ronin Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5929 Baker Road, Suite 475

Minnetonka, MN 55345

(Address of principal executive offices, including zip code)

(952) 564-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On November 29, 2012, the Board of Directors of Wireless Ronin Technologies, Inc. (the “Company”) approved a one for five share combination of its outstanding common stock (the “Reverse Stock Split”), to be effective at 5:00 p.m. (Eastern Time) on December 14, 2012 (the “Record Date”). As a result of the Reverse Stock Split, every five shares of the Company’s common stock that are issued and outstanding as of the Record Date will automatically be combined into one issued and outstanding share without any change in the par value of such shares, and the number of authorized but unissued shares of the Company’s common stock will be proportionally reduced. A proportionate adjustment also will be made to the Company’s outstanding derivative securities. No fractional shares will be issued in connection with the Reverse Stock Split. Shareholders of record who are entitled to fractional shares will receive cash in lieu of receiving fractional shares.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) On November 29, 2012, the Company filed with the Minnesota Secretary of State an amendment to the Company’s Articles of Incorporation, as amended, reflecting the Reverse Stock Split. The effective date and time of the Reverse Stock Split is December 14, 2012 at 5:00 p.m. (Eastern Time). As a result of the Reverse Stock Split, every five shares of the Company’s common stock that are issued and outstanding as of the Record Date will automatically be combined into one issued and outstanding share, without any change in the par value of such shares. A copy of the amendment to the Articles of Incorporation, as amended, is attached to this current report as Exhibit 3 and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

On November 28, 2012, the Company received the decision of the Hearings Panel of The NASDAQ Stock Market, notifying the Company that it had granted the Company’s request for continued listing of its common stock, subject to certain conditions. A copy of the press release announcing receipt of the Hearings Panel’s decision is attached as Exhibit 99 hereto and incorporated by reference to this Item 8.01.

On November 29, 2012, the Company received a new CUSIP number for its common stock from the CUSIP Service Bureau, to be effective following the Reverse Stock Split. The Company’s old CUSIP number for its common stock was 97652A 203; the Company’s new CUSIP number for its common stock will be 97652A 302.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wireless Ronin Technologies, Inc.

Date: November 29, 2012	By:	/s/ Scott N. Ross
Scott N. Ross
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 3	Articles of Amendment to Articles of Incorporation of the Registrant, as amended, dated November 29, 2012.

Exhibit 99	Press release, dated November 29, 2012.